UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2022

KORN FERRY

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 1500 Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act;

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2022, the Board of Directors (the “Board”) of Korn Ferry (the “Company”) unanimously adopted and approved the Korn Ferry 2022 Stock Incentive Plan (the “2022 Plan”), subject to stockholder approval, to, among other things, make an additional 1,700,000 shares of common stock available for new awards of stock-based incentives. On August 8, 2022, the Board also unanimously adopted and approved the Korn Ferry Amended and Restated Employee Stock Purchase Plan (the “A&R ESPP”), subject to stockholder approval, to, among other things, increase the number of shares of common stock that may be purchased thereunder by 1,500,000 shares for a total of 4,500,000 shares authorized under the A&R ESPP. The Company’s stockholders approved the 2022 Plan and the A&R ESPP at the 2022 Annual Meeting of Stockholders held on September 22, 2022 (the “2022 Annual Meeting”).

The foregoing descriptions of the terms of the 2022 Plan and A&R ESPP are qualified in their entirety by reference to the actual terms of the 2022 Plan and A&R ESPP, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting, stockholders of the Company (i) elected the eight nominees named in the 2022 Annual Meeting proxy statement (the “Proxy Statement”) to serve as directors until the Company’s 2023 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, subject to their earlier death, resignation or removal, (ii) approved a non-binding advisory resolution approving the Company’s executive compensation, (iii) approved the 2022 Plan, (iv) approved the A&R ESPP, and (v) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2023 fiscal year. To the extent applicable, set forth below are the number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, with respect to each such matter.

(1)	Election of the eight nominees named in the Proxy Statement to serve on the Board until the 2023 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Doyle N. Beneby	47,443,405	330,161	63,387	2,356,192
Laura M. Bishop	47,430,534	342,974	63,445	2,356,192
Gary D. Burnison	47,654,789	120,999	61,165	2,356,192
Charles L. Harrington	47,461,041	312,166	63,746	2,356,192
Jerry P. Leamon	47,026,751	746,348	63,854	2,356,192
Angel R. Martinez	47,540,391	233,117	63,445	2,356,192
Debra J. Perry	45,544,917	2,228,723	63,313	2,356,192
Lori J. Robinson	47,378,416	395,296	63,241	2,356,192

(2)	Non-binding advisory resolution to approve the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
46,285,766	1,093,835	457,352	2,356,192

(3)	Approval of the Company’s 2022 Plan.

For	Against	Abstain	Broker Non-Votes
44,159,120	3,636,149	41,684	2,356,192

(4)	Approval of the Company’s A&R ESPP.

For	Against	Abstain	Broker Non-Votes
47,733,376	74,680	28,897	2,356,192

(5)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2023 fiscal year.

For	Against	Abstain	Broker Non-Votes
48,127,433	2,000,209	65,503	0

Item 8.01	Other Events.

On September 23, 2022, the Company issued a press release announcing the election of a new director at the 2022 Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Korn Ferry 2022 Stock Incentive Plan.

Exhibit 10.2	Korn Ferry Amended and Restated Employee Stock Purchase Plan.

Exhibit 99.1	Press Release, dated September 23, 2022.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN FERRY
(Registrant)
Date: September 26, 2022

/s/ Jonathan Kuai
(Signature)
	Name:	Jonathan Kuai
	Title:	General Counsel, Managing Director - ESG and Business Affairs, and Corporate Secretary